Exhibit 10.27

EXECUTION COPY

WAIVER, CONSENT AND AMENDMENT NUMBER 1

This WAIVER, CONSENT AND AMENDMENT NUMBER 1 dated as of April 2, 2012 (this “Agreement”) is entered into by FOXTEL Management Pty Limited (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its own capacity (in such capacity, the “Company”), Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 279 027) (“Telstra Media” and, together with Sky Cable, each a “Partner” and collectively the “Partners”) and FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor” and, the Guarantor, together with the Company, collectively, the “Obligor”), each holder of Notes under, and as defined in, the below referenced Note Agreement, that is signatory to this Agreement and each Member Guarantor (as defined in the below referenced Note Agreement).

W I T N E S S E T H

WHEREAS, reference is made to the Note and Guarantee Agreement dated as of September 24, 2009 (the “Note Agreement”), among the Obligor, the Partners and the Purchasers listed in Schedule A thereto, pursuant to which the Company issued U.S.$180,000,000 of Guaranteed Senior Secured Notes;

WHEREAS, capitalized terms used in this Agreement but not defined herein are used as defined in the Note Agreement;

WHEREAS, FOXTEL Management has entered into definitive agreements with Liberty Global, Inc. to acquire all of the issued shares in AUSTAR United Communications Limited (“AUSTAR” and the “Proposed Acquisition”);

WHEREAS, in connection with the Proposed Acquisition, on or about 28 June 2011, FOXTEL Management as agent for the FOXTEL Partnership incorporated as Wholly-Owned Subsidiaries FOXTEL Holdings Pty Limited (ACN 151 690 327), a company registered under the laws of Australia, FOXTEL Finance Pty Limited (ACN 151 691 897), a company registered under the laws of Australia, and FOXTEL Australia Pty Limited (ACN 151 691 753), a company registered under the laws of Australia (collectively, the “New Subsidiaries”);

WHEREAS, pursuant to Section 9.8 of the Note Agreement, each Wholly-Owned Subsidiary is required to, among other things, become a Member Guarantor and to deliver to the Security Trustee a Security;

WHEREAS, by Accession Deed dated July 29, 2011, each New Subsidiary became party to the Deed of Guarantee dated as of September 24, 2009 under the Note Agreement and, as a result, became a Member Guarantor;

WHEREAS, the Obligor and the Partners note that (i) each New Subsidiary’s assets consist solely of rights against third parties under the agreements entered into in connection with the Proposed Acquisition (in the case of FOXTEL Finance and FOXTEL Australia) and shares in FOXTEL Finance and FOXTEL Australia (in the case of FOXTEL Holdings), (ii) until implementation of the Proposed Acquisition, the foregoing rights will have negligible value and the Obligor intends to request the consent of the Majority Participants (as defined in the Security Trust Deed) to the discharge and release of all of the Securities, as permitted under the Security Trust Deed and as specifically contemplated under Section 24 of the Note Agreement and (iii) the grant of Security by each New Subsidiary will cause the Obligor and the holders of Notes to incur unnecessary costs and / or expend unnecessary time, given that the Security is in any event to be discharged;

WHEREAS, the Obligor and the Partners request that the Required Holders on behalf of the holders of Notes waive the requirements for each New Subsidiary to grant Security and to take other related actions as contemplated under Sections 9.8(c), (d) and (e) of the Note Agreement;

WHEREAS, FOXTEL Management intends to obtain a loan from Telstra, News Australia Pty Limited and CMH (each a “Subordinated Creditor” and collectively, the “Subordinated Creditors”) in connection with the Proposed Acquisition, which loan is proposed to be subject to a subordination deed in the form attached as Exhibit A hereto (the “Shareholder Loan Subordination Deed”), and the Obligor and the Partners request that the Required Holders on behalf of the holders of Notes approve the form of the Shareholder Loan Subordination Deed and confirm that the Shareholder Loan Subordination Deed shall constitute a “Subordination Deed” for purposes of the Note Agreement and that all Indebtedness of any Member that is the subject thereof shall constitute “Subordinated Debt” for purposes of the Note Agreement; and

WHEREAS, the Obligor and the Partners request that the Required Holders on behalf of the holders of Notes agree to amend Section 10.8 of the Note Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and premises herein contained and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Waiver. Effective as of the date of satisfaction of each condition precedent set forth in Section 6 below, each holder of Notes signatory hereto hereby waives (i) the requirements of Sections 9.8(c), (d) and (e) of the Note Agreement with respect to each New Subsidiary and (ii) any Default or Event of Default that may have occurred under Section 11(d) of the Note Agreement solely as a result of the requirements of Sections 9.8(c), (d) and (e) of the Note Agreement not being satisfied with respect to each New Subsidiary prior to the granting of such waiver; provided that, the waiver set forth in the foregoing clause (i) shall only be effective with respect to any New Subsidiary for so long as such New Subsidiary shall not have granted Security or taken any related action contemplated by Sections 9.8(c), (d) or (e) of the Note Agreement to or for the benefit of any creditor of any Member.

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Section 2. Consent. Effective as of the date of satisfaction of each condition precedent set forth in Section 6 below, each holder of Notes signatory hereto hereby (i) approves the form of the Shareholder Loan Subordination Deed and (ii) acknowledges and agrees that the Shareholder Loan Subordination Deed shall constitute a “Subordination Deed” for purposes of the Note Agreement and that the Shareholder Debt (as defined in the Shareholder Loan Subordination Deed) of any Member shall constitute “Subordinated Debt” for purposes of the Note Agreement; provided that the foregoing approval, acknowledgment and agreement is conditional on the delivery by the Obligor to each holder of Notes of (a) an executed Senior Debt Nomination Letter (as defined in the Shareholder Loan Subordination Deed) in substantially the form attached hereto as Exhibit B and (b) an opinion letter in the form attached hereto as Exhibit C. For the avoidance of doubt, the above consent is limited solely to the Shareholder Debt (as defined in the Shareholder Loan Subordination Deed and set at a principal amount of A$900,000,000 together with capitalized interest thereon) that the Subordinated Creditors have provided to the Company in connection with the Proposed Acquisition.

Section 3. Amendment of the Note Agreement. Effective as of the date of satisfaction of each condition precedent set forth in Section 6 below, Section 10.8 of the Note Agreement is hereby amended by inserting the following proviso immediately prior to the end thereof:

“; provided, that, for the purposes of this Section 10.8, if any Obligor or other Member acquires or disposes of any entity or business during any twelve month period ending on the last day of any fiscal quarter of the FOXTEL Group, EBITDA for such period shall be determined on a pro forma basis assuming that such acquisition or disposal had occurred as of the first day of such period”

Section 4. Representations and Warranties by the Obligor and the Partners. The Obligor represents and warrants as set forth below and each Partner represents and warrants in respect of itself as set forth in Sections 4.01, 4.02 and 4.03, that:

4.01. Organization; Power and Authority. The Obligor and each Partner is a corporation or partnership, as the case may be, duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation or partnership and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Obligor and each Partner has the corporate power and authority to execute and deliver this Agreement and to perform the provisions of this Agreement and the Note Agreement as modified hereby (the “Amended Note Agreement”).

3

4.02. Authorization. This Agreement has been duly authorized by all necessary corporate action on the part of the Obligor or such Partner, as the case may be, and this Agreement and the Amended Note Agreement constitute a legal, valid and binding obligation of the Obligor or such Partner, as the case may be, enforceable against the Obligor or such Partner, as the case may be, in accordance with its terms, in each case, as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.03. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Obligor and each Partner of this Agreement and the Amended Note Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Transaction Party under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, partnership agreement, memorandum and articles of association, regulations or by-laws or other organizational document, or any other agreement or instrument to which any Transaction Party or any other Member is bound or by which any Transaction Party or any other Member or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Transaction Party or any other Member or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Transaction Party or any other Member.

4.04. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligor or either Partner of this Agreement or the performance of the Amended Note Agreement.

4.05. No Default. After giving effect to the waivers provided for herein, no Default or Event of Default has occurred and is continuing.

4.06. Shareholder Loan Subordination Deed. The Shareholder Debt (as defined in the Shareholder Loan Subordination Deed) shall not be subordinated to any existing or proposed senior indebtedness of the FOXTEL Group other than pursuant to the terms of the Shareholder Loan Subordination Deed.

Section 5. Representations and Warranties by the Holders of Notes. Each holder of Notes signatory hereto severally represents and warrants that, as of the date hereof, such holder (i) either (A) is the sole legal and beneficial owner of the principal amount of Notes set forth below such holder’s name on its signature page hereto or (B) has investment or voting discretion with respect to such Notes and has the power and authority to bind the beneficial owner(s) of such Notes to the terms of this Agreement; and (ii) has full power and authority to vote on and consent to matters concerning such Notes.

4

Section 6. Condition to Effectiveness. This Agreement shall become effective as of the date hereof when all of the following conditions precedent shall have been fulfilled:

6.01. Execution and Delivery. This Agreement shall have been duly executed and delivered by the Obligor, the Partners, the Member Guarantors and the Required Holders.

6.02. Rating. The Company’s private credit rating for senior secured debt assigned by Fitch Australia Pty Ltd (“Fitch”) shall have been confirmed by Fitch at “BBB+” after Fitch’s review of the Shareholder Loan Agreement (as defined in the Shareholder Loan Subordination Deed) and Shareholder Loan Subordination Deed.

6.03. Fee. The Obligor shall have paid, or caused to be paid, to each holder of a Note, a fee equal to 0.10% of the aggregate principal amount of the Notes held by such holder as of the date of this Agreement.

6.04. Fees and Expenses. The Obligor shall have paid, or caused to be paid, all reasonable fees and expenses of each of Chapman and Cutler LLP and Minter Ellison, special counsel to the holders of Notes, relating to the transactions contemplated hereby.

Section 7. Miscellaneous.

7.01. Ratification of Note Agreement; Note Agreement Unchanged. The Note Agreement is in all respects ratified and confirmed, and the terms, covenants and agreements thereof shall remain unchanged and in full force and effect except as otherwise set forth in this Agreement.

7.02. Affirmation of Member Guarantors. Each Member Guarantor hereby acknowledges and agrees to this Agreement and the transactions contemplated hereby and reaffirms in its entirety the Member Guarantee to which it is party and all obligations thereunder.

7.03 Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7.04. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the law of a jurisdiction other than such State.

[Remainder of page intentionally blank.]

5

If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon, after execution by the Required Holders, this Agreement shall become a binding agreement among the Obligor, the Partners and the holders of Notes.

Very truly yours,

Executed in accordance with section 127 of the Corporations Act 2001 by FOXTEL MANAGEMENT PTY LIMITED, in its own capacity:

/s/ Richard Freudenstein	/s/ Lynette Ireland

Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND

Print Name	Print Name

Executed in accordance with section 127 of the Corporations Act 2001 by FOXTEL MANAGEMENT PTY LIMITED, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership:

/s/ Richard Freudenstein	/s/ Lynette Ireland

Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND

Print Name	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

Executed in accordance with section 127 of the Corporations Act 2001 by SKY CABLE PTY LIMITED:

/s/ Ian Philip	/s/ Stephen Rue

Director Signature	Director Signature

Ian Philip	Stephen Rue

Print Name	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

Signed Sealed and Delivered for

TELSTRA MEDIA PTY LIMITED by

its attorney in the presence of:

/s/ Adrienne Lyle	/s/ Clifford B. Davis
Witness Signature	Attorney Signature
ADRIENNE LYLE	CLIFFORD B. DAVIS
Print Name	Print Name

/s/ Adrienne Lyle	/s/ S. Bailey
Witness Signature	Attorney Signature
ADRIENNE LYLE	S. BAILEY
Print Name	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY ACKNOWLEDGED

AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

Executed in accordance with section 127 of the Corporations Act 2001 by
CUSTOMER SERVICES PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature
RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY ACKNOWLEDGED

AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

Executed in accordance with section 127 of the Corporations Act 2001 by
FOXTEL CABLE TELEVISION PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature
RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY ACKNOWLEDGED

AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

Executed in accordance with section 127 of the Corporations Act 2001 by ARTIST SERVICES CABLE MANAGEMENT PTY LIMITED:

/s/ Peter Tonagh	/s/ Lynette Ireland
Director Signature	Secretary Signature
PETER TONAGH	LYNETTE IRELAND
Print Name CHIEF OPERATING OFFICER	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY ACKNOWLEDGED

AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

Executed in accordance with section 127 of the Corporations Act 2001 by THE RACING CHANNEL CABLE-TV PTY LIMITED:

/s/ Peter Tonagh	/s/ Lynette Ireland
Director Signature	Secretary Signature
PETER TONAGH	LYNETTE IRELAND
Print Name CHIEF OPERATING OFFICER	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY ACKNOWLEDGED

AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

Executed in accordance with section 127 of the Corporations Act 2001 by FOXTEL HOLDINGS PTY LIMITED:

/s/ Peter Tonagh	/s/ Lynette Ireland
Director Signature	Secretary signature
PETER TONAGH	LYNETTE IRELAND
Print Name CHIEF OPERATING OFFICER	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY ACKNOWLEDGED

AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

Executed in accordance with section 127 of the Corporations Act 2001 by FOXTEL FINANCE PTY LIMITED:

/s/ Peter Tonagh	/s/ Lynette Ireland
Director Signature	Secretary Signature
PETER TONAGH	LYNETTE IRELAND
Print Name CHIEF OPERATING OFFICER	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY ACKNOWLEDGED

AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

Executed in accordance with section 127 of the Corporations Act 2001 by FOXTEL AUSTRALIA PTY LIMITED:

/s/ Peter Tonagh	/s/ Lynette Ireland
Director Signature	Secretary Signature
PETER TONAGH	LYNETTE IRELAND
Print Name CHIEF OPERATING OFFICER	Print Name

Signature Page to Waiver, Consent and Amendment No. 1

FOXTEL

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Frank LaTorraca
Name:	Frank LaTorraca
Title:	Vice President

Principal amount of Notes
Series A Notes: U.S.$
Series B Notes: U.S.$6,000,000.00
Series C Notes: U.S.$13,000,000.00

[Waiver, Consent and Amendment Number 1]                                                              Foxtel

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

ING LIFE INSURANCE AND ANNUITY COMPANY
By:	ING Investment Management LLC, as Agent

By:	/s/ Fitzhugh L. Wickham
Name:	Fitzhugh L. Wickham
Title:	Vice President

Principal amount of Notes
Series A Notes: U.S.$10,000,000
Series B Notes: U.S.$9,000,000
Series C Notes: U.S.$0

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

AVIVA LIFE AND ANNUITY COMPANY

(Successor in interest to American Investors Life Insurance Company)

By:	Aviva Investors North America, Inc.,
its authorized attorney-in-fact

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	VP-Private Fixed Income

Principal amount of Notes

Series B Notes: U.S.$5,000,000

Series C Notes: U.S.$12,000,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

C.M. LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$

Series C Notes: U.S.$

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$

Series C Notes: U.S.$

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

By:	Provident Investment Management, LLC
Its:	Agent

By:	/s/ Ben Vance
Name:	Ben Vance
Tïtle:	Managing Director

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$8,000,000

Series C Notes: U.S.$

UNUM LIFE INSURANCE COMPANY OF AMERICA

By:	Provident Investment Management, LLC
Its:	Agent

By:	/s/ Ben Vance
Name:	Ben Vance
Title:	Managing Director

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$8,500,000

Series C Notes: U.S.$

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Gwendolyn S. Foster
Name:	Gwendolyn S. Foster
Title:	Senior Director

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$

Series C Notes: U.S.$14,000,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact,
on behalf of Jackson National Life Insurance Company

By:	/s/ Brian B. Manczak
Name:	Brian B. Manczak
Title:	Vice President

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$

Series C Notes: U.S.$            $12,000,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: Cigna Investment, Inc. (authorized agent)

By:	/s/ Robert W. Eccles
Name:	Robert W. Eccles
Title:	Senior Managing Director

Principal amount of Notes

Series A Notes: U.S.$0

Series B Notes: U.S.$4,000,000

Series C Notes: U.S.$2,000,000

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: Cigna Investment, Inc. (authorized agent)

By:	/s/ Robert W. Eccles
Name:	Robert W. Eccles
Title:	Senior Managing Director

Principal amount of Notes

Series A Notes: U.S.$0

Series B Notes: U.S.$1,000,000

Series C Notes: U.S.$3,000,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Colleen C. Cooney
Name:	Colleen C. Cooney
Title:	Corporate Vice President

Principal amount of Notes

Series A Notes: U.S.$500,000.00

Series B Notes: U.S.$

Series C Notes: U.S.$

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: New York Life Investment Management LLC, Its Investment Manager

By:	/s/ Colleen C. Cooney
Name:	Colleen C. Cooney
Title:	Vice President

Principal amount of Notes

Series A Notes: U.S.$9,500,000.00

Series B Notes: U.S.$

Series C Notes: U.S.$

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:	/s/ Gregory Ortquist
Name:	Gregory Ortquist
Title:	Vice President

Principal amount of Notes

Series A Notes: U.S.$2,000,000.00

Series B Notes: U.S.$2,000,000.00

Series C Notes: U.S.$1,000,000.00

UNITED INSURANCE COMPANY OF AMERICA

By: Advantus Capital Management, Inc.

By:	/s/ Gregory Ortquist
Name:	Gregory Ortquist
Title:	Vice President

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$2,500,000.00

Series C Notes: U.S.$1,000,000.00

THE LAFAYETTE LIFE INSURANCE COMPANY

By:
Name:
Title:

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$

Series C Notes: U.S.$

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:
Name:
Title:

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$

Series C Notes: U.S.$

UNITED INSURANCE COMPANY OF AMERICA

By: Advantus Capital Management, Inc.

By:
Name:
Title:

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$

Series C Notes: U.S.$

THE LAFAYETTE LIFE INSURANCE COMPANY

By:	/s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By:	/s/ Deborah J. Vargo
Name:	Deborah J. Vargo
Title:	Vice President

Principal amount of Notes

Series A Notes: U.S.$

Series B Notes: U.S.$500,000

Series C Notes: U.S.$

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Cathy Schwartz
Name:	Cathy Schwartz
Title:	Assistant Vice President

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Secretary

Principal amount of Notes

Series A Notes: U.S.$7,000,000.00

Series B Notes: U.S.$ -0-

Series C Notes: U.S. $ -0-

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

CMFG LIFE INSURANCE COMPANY
(FKA CUNA MUTUAL INSURANCE SOCIETY)

By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ John Petchler
Name:	John Petchler
Title:	Director, Investments

Principal amount of Notes
Series A Notes: U.S.$
Series B Notes: U.S.$
Series C Notes: U.S.$3,500,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Portfolio Manager

Principal amount of Notes
Series A Notes: U.S.$
Series B Notes: U.S.$2,000,00
Series C Notes: U.S.$1,500,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name:	Jed R. Martin
Title:	Vice President, Private Placements

Principal amount of Notes
Series B Notes: U.S.$1,000,000

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Jed R. Martin
Name:	Jed R. Martin
Title:	Vice President, Private Placements

Principal amount of Notes
Series C Notes: U.S.$1,000,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

PROASSURANCE CASUALTY COMPANY

By:	Prime Advisors, Inc., Attorney-in-Fact

By:	/s/ Scott Sell
Name:	Scott Sell
Title:	Vice President

Principal amount of Notes
Series A Notes: U.S.$1,000,000
Series B Notes: U.S.$
Series C Notes: U.S.$

PROASSURANCE INDEMNITY COMPANY, INC.

By:	Prime Advisors, Inc., Attorney-in-Fact

By:	/s/ Scott Sell
Name:	Scott Sell
Title:	Vice President

Principal amount of Notes
Series A Notes: U.S.$1,000,000
Series B Notes: U.S.$
Series C Notes: U.S.$

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

PRIME REINSURANCE COMPANY, INC.

By:	Conning, Inc., as Investment Manager

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Director

Principal amount of Notes
Series B Notes: U.S.$1,000,000

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:	Conning, Inc., as Investment Manager

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Director

Principal amount of Notes
Series C Notes: U.S.$1,000,000

[Waiver, Consent and Amendment Number 1]

THE FOREGOING AGREEMENT IS HEREBY AGREED

TO AS OF THE DATE FIRST ABOVE WRITTEN:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ [Signature Unclear]
Its:	Authorized Representative

Principal amount of Notes

Series B Notes: U.S.$16,000,000

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:	/s/ [Signature Unclear]
Its:	Authorized Representative

Principal amount of Notes

Series B Notes: U.S.$1,000,000

[Waiver, Consent and Amendment Number 1]

EXHIBIT A

Shareholder Loan Subordination Deed

[Attached]

Subordination Deed Poll

Telstra Corporation Limited

News Australia Pty Limited

Consolidated Media Holdings Limited

FOXTEL Management Pty Limited

Allens Arthur Robinson

Level 28

Deutsche Bank Place

Corner Hunter and Phillip Streets

Sydney NSW 2000 Australia

Tel +61 2 9230 4000

Fax +61 2 9230 5333

www.aar.com.au

© Copyright Allens Arthur Robinson, Australia 2012

Subordination Deed Poll

Table of Contents

1.	Definitions and Interpretation		1

	1.1	Definitions	1

	1.2	Interpretation	6

	1.3	Document or agreement	7

	1.4	Inconsistency	8

	1.5	Accounting Standards	8

	1.6	Obligations several	8

2.	Subordination		8

	2.1	Deed Poll	8

	2.2	General	9

	2.3	Shareholder Debt	9

	2.4	No Security Interest	9

3.	Overall Limit on Enforcement Action and Payment		9

	3.1	Subordinated Creditors	9

	3.2	Borrower	10

	3.3	Permitted payments	10

4.	Express Permission		11

5.	Accounting for Proceeds		12

	5.1	Accounting	12

	5.2	Set-off	12

6.	No Prejudice		12

7.	Amendment		13

8.	Assignments, Guarantees and Security Interests		13

	8.1	Assignments of or Security Interests over Shareholder Debt	13

	8.2	Guarantees and Security Interests in respect of Shareholder Debt	13

	8.3	Assignment by Borrower	14

	8.4	Rights and Obligations	14

9.	Representations and Warranties		14

	9.1	Representations and warranties	14

	9.2	Reliance on representations and warranties	15

10.	Waivers, Remedies Cumulative		15

11.	Severability of Provisions		15

12.	Survival of Obligations		15

13.	Acknowledgement by Borrower and Subordinated Creditor		16

14.	Notices		16

15.	Governing Law and Jurisdiction		16

16.	Counterparts		16

17.	Termination		16

Page (i)

Subordination Deed Poll

Schedule	17
Notice Details	17

Annexure	18
Form of Senior Debt Nomination Letter	18

Page (ii)

Subordination Deed Poll

Date	2012

Parties
1.	Telstra Corporation Limited (ACN 051 775 556) of Level 41, Telstra Centre, 242
Exhibition Street, Melbourne, Victoria, 3000 (Telstra);

2.	News Australia Pty Limited (ACN 007 910 330) of 2 Holt Street, Surry Hills, New South
Wales, 2010 (News);

3.	Consolidated Media Holdings Limited (ACN 009 071 167) of Level 2, 54 Park Street,
Sydney, New South Wales, 2000 (CMH); and

4.	FOXTEL Management Pty Limited (ACN 068 671 938) of 5 Thomas Holt Drive, North
Ryde, New South Wales, 2113 in its own capacity (the Borrower).

Recitals
A	The Senior Lenders have or may from time to time provide financial accommodation to the
Borrower.

B	The Subordinated Creditors may provide financial accommodation to the Borrower under the
Subordinated Shareholder Loan Agreement.

C	The Subordinated Creditors and the Borrower enter into this Deed Poll for valuable consideration.

D	It is a condition to the obligation of the Senior Lenders to extend or continue extending financial accommodation to the Borrower that the Subordinated Creditors and the Borrower enter into this Deed Poll.

It is agreed as follows.

1.	Definitions and Interpretation

1.1	Definitions

The following definitions apply unless the context requires otherwise.

Accounting Standards means accounting standards, principles and practices applying by law or otherwise generally accepted, and consistently applied, in Australia.

Acquisition means the acquisition by the FOXTEL Agent (directly or indirectly) of 100% of the share capital of Austar or of a company of which Austar is a wholly owned subsidiary.

Artist Services means Artist Services Cable Management Pty Limited (ABN 97 072 725 289).

AUD means Australian dollars.

Subordination Deed Poll

Austar means Austar United Communications Limited (ACN 087 695 707).

Authorisation means:

(a)	any consent, registration, filing, agreement, notice of non-objection, notarisation, certificate, licence, approval, permit, authority or exemption; or

(b)

in relation to anything which a Government Agency may prohibit or restrict within a specific period, the expiry of that period without intervention or action or notice of intended intervention or action.

Bill means a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth).

Business Day means a day on which banks are open for general banking business in Sydney and Melbourne (not being a Saturday, Sunday or public holiday in that place).

Calculation Date means the last day of each March, June, September and December.

Calculation Period means a 12 month period ending on a Calculation Date.

Customer Services means Customer Services Pty Limited (ACN 069 272 117).

EBITDA means, in respect of any period, the total amount of consolidated earnings before:

(a)	interest;

(b)	Tax;

(c)	depreciation and amortisation;

(d)	any amounts relating to the impairment of assets;

(e)

items of income or expense which are considered to be outside the ordinary course of business and are regarded as “exceptional items” or “significant items” (or another term in place of that term) in the accounts; and

(f)	fair value adjustments of financial derivatives that are not effective hedging instruments under the Accounting Standards.

Drawdown Date means the date on which any Shareholder Debt is first provided under the Subordinated Shareholder Loan Agreement.

Event of Default means an Event of Default as defined in any Senior Debt Document.

Facility means the facility made available under the Subordinated Shareholder Loan Agreement.

Final Maturity Date means, the later of:

(a)	the date 10 years and 3 months after the Drawdown Date; and

(b)	the date 15 years and 3 months after the Drawdown Date or, if earlier, the date 3 months after the date on which the Borrower has repaid or prepaid in full the Senior Debt.

Finance Debt means any debt or other monetary liability in respect of moneys borrowed or raised or any financial accommodation including under or in respect of any:

(a)	bill of exchange, bond, debenture, note or similar instrument;

(b)	acceptance, endorsement or discounting arrangement;

(c)	Guarantee;

Subordination Deed Poll

(d)	Swap Agreement;

(e)	finance or capital lease;

(f)	agreement for the deferral (of at least 120 days) of a purchase price or other payment in relation to the acquisition of any asset or service;

(g)	obligation to deliver goods or provide services paid for in advance by any financier; or

(h)	agreement for the payment of capital or premium on the redemption of any preference shares;

and irrespective of whether the debt or liability:

(i)	is present or future;

(j)	is actual, prospective, contingent or otherwise;

(k)	is at any time ascertained or unascertained;

(l)	is owed or incurred alone or severally or jointly or both with any other person; or

(m)	comprises any combination of the above.

FOXTEL Agent means FOXTEL Management Pty Limited as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership.

FOXTEL Cable means FOXTEL Cable Television Pty Limited (ACN 069 008 797).

FOXTEL Group means:

(a)	the FOXTEL Partnership;

(b)	the FOXTEL Television Partnership;

(c)	FOXTEL Management Pty Limited, in its own capacity, as FOXTEL Agent and as agent for the FOXTEL Television Partnership;

(d)	FOXTEL Cable;

(e)	Customer Services;

(f)	Artist Services;

(g)	Racing Channel; and

(h)	each wholly-owned subsidiary of each of the entities described at paragraphs (a) to (g) above.

FOXTEL Partnership means the partnership constituted by the FOXTEL Partnership Agreement.

FOXTEL Partnership Agreement means the partnership agreement dated 14 April 1997 as amended and restated on 3 December 1998 between each Partner and the Borrower as amended by the deed dated 21 November 2002 between the Borrower, Customer Services, FOXTEL Cable, News Pay TV Pty Limited, CMH (formerly Publishing and Broadcasting Limited), PBL, each Partner, Telstra, Telstra Multimedia and News.

FOXTEL Television Partnership means the partnership constituted by the FOXTEL Television Partnership Agreement.

FOXTEL Television Partnership Agreement means the partnership agreement dated 14 April 1997 as amended and restated on 3 December 1998 between each Partner and FOXTEL Cable as amended by the deed dated 21 November 2002 between the Borrower, Customer Services, FOXTEL Cable, News Pay TV Pty Limited, CMH, PBL, each Partner, Telstra, Telstra Multimedia and News.

Subordination Deed Poll

Government Agency means any government or any governmental, semi governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

GST means the goods and services tax levied under the GST Act.

GST Act means a New Tax System (Goods and Services Tax) Act 1999 (Cth).

Guarantee means any guarantee, suretyship, letter of credit, letter of comfort or any other obligation:

(a)

to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

(b)	to indemnify any person against the consequences of default in the payment of; or

(c)	to be responsible for,

any debt or monetary liability of another person or to assume any responsibility or obligation in respect of the insolvency or the financial condition of any other person.

Interest Cover Ratio means, in respect of any period ending on a Calculation Date, the ratio of A:B where:

“A”	is EBITDA of the FOXTEL Group for that period; and

“B”	is Interest Service of the FOXTEL Group for that period.

Interest Expenses means interest and amounts in the nature of, or having a similar purpose or effect to, interest and includes:

(a)	discount on a Bill or other instrument;

(b)	fees and amounts incurred on a regular or recurring basis, such as line fees; and

(c)	capitalised amounts of the same or similar name to the foregoing.

Interest Payment Date means the last Business Day of each financial year.

Interest Service means, in respect of any period, without double counting:

(a)

the aggregate amount of all Interest Expenses, rentals, any other recurrent payments of a similar nature (including gross-ups and increased cost payments) and any other recurring fees, costs and expenses paid during that period, in each case under or in relation to any Finance Debt of any member of the FOXTEL Group which shall not include any such payments in respect of transactions between any 2 members of the FOXTEL Group;

plus	or minus

(b)	the net amount of any difference between payments by or to the Borrower under the Swap Agreements relating to interest rates during that period.

Liquidation includes administration, compromise, winding up, dissolution, assignment for the benefit of creditors, creditors scheme, composition or arrangement with creditors, insolvency, liquidation, moratorium or any similar procedure.

Subordination Deed Poll

Majority Senior Lenders means the Senior Lenders whose aggregate Senior Debt is more than 66 2⁄3% of the Total Senior Debt.

Maturity Date has the meaning given to that term in the Subordinated Shareholder Loan Agreement.

Partner means:

(a)	Sky Cable; or

(b)	Telstra Media.

PBL means PBL Pay TV Pty Limited (ACN 084 940 367).

Potential Event of Default means any thing which would become an Event of Default on the giving of notice (whether or not notice is actually given), the expiration of time or any combination of the above.

Principal Outstanding has the meaning given to that term in the Subordinated Shareholder Loan Agreement.

Pro-Rata Proportion means, in relation to a Senior Lender, the proportion which the total of its Senior Debt bears to the Total Senior Debt.

Racing Channel means The Racing Channel Cable TV Pty Limited (ABN 91 069 619 307).

Related Body Corporate means a “related body corporate” as that expression is defined in section 50 of the Corporations Act.

Satisfaction Date means the date all Senior Debt has been fully and finally paid (provided that the Borrower is solvent when any payment is made, and remains solvent immediately after the payment is made) and any Senior Commitments have been cancelled.

Scheme means the proposed scheme of arrangement in connection with the acquisition of shares in Austar.

Security Interest means an interest or power:

(a)	reserved in or over an interest in any asset including any retention of title; or

(b)	created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes any agreement to grant or create any of the above.

For the avoidance of doubt, it excludes an interest that is a “security interest” for the purposes of section 12(3) of the Personal Property Securities Act 2009 (Cth) if that interest does not in substance secure payment of money or performance of an obligation.

Senior Commitment means any commitment of a Senior Lender nominated as a “Senior Commitment” under a Senior Debt Nomination Letter.

Senior Debt means all debts and monetary liabilities of the Borrower to a Senior Lender under or in relation to any Senior Debt Document.

Senior Debt Document means:

(a)	this Deed Poll;

Subordination Deed Poll

(b)	each Senior Debt Nomination Letter; and

(c)	each document which is nominated as a “Senior Debt Document” under a Senior Debt Nomination Letter.

Senior Debt Nomination Letter means in relation to a Senior Lender, a letter substantially in the form annexed to this Deed Poll.

Senior Finance Party means each Senior Lender Representative and each Senior Lender.

Senior Lender means each party nominated as “Senior Lender” under a Senior Debt Nomination Letter.

Senior Lender Representative means each party or parties nominated as a “Senior Lender Representative” under a Senior Debt Nomination Letter.

Shareholder Debt means all present or future indebtedness of the Borrower to any Subordinated Creditor directly or indirectly in respect of a loan of AUD900 million provided to the Borrower by the Subordinated Creditors under the Subordinated Shareholder Loan Agreement, including all amounts by way of principal, interest, costs, fees, losses, damages, indemnity, charges and expenses which the Borrower is or at any time may become liable to pay to any Subordinated Creditor in respect of or in connection with that loan, whether or not currently contemplated.

Sky Cable means Sky Cable Pty Limited (ABN 14 069 799 640).

Subordinated Creditor means each of Telstra, News and CMH.

Subordinated Shareholder Loan Agreement means the document so entitled dated on or about the date of this Deed Poll between the Borrower and each Subordinated Creditor.

Swap Agreements means each interest rate or foreign exchange transaction, including any master agreement and any transaction or confirmation under it, entered into by a member of the FOXTEL Group.

Tax means:

(a)	any tax including the GST, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

(b)	any income, stamp or transaction duty, tax or charge,

which is assessed, levied, imposed or collected by any Government Agency and includes any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.

Telstra	Media means Telstra Media Pty Limited (ABN 72 069 279 027).

Telstra Multimedia means Telstra Multimedia Pty Limited (ABN 82 069 279 072).

Total Senior Debt means, at any time, the aggregate Senior Debt of all Senior Lenders.

1.2	Interpretation

Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

(a)	The singular includes the plural and the converse.

(b)	A gender includes all genders.

Subordination Deed Poll

(c)	Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d)	A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

(e)	A reference to a clause, annexure or schedule is a reference to a clause of, or annexure or schedule to, this Deed Poll.

(f)	A reference to a party to this Deed Poll or another agreement or document includes the party’s successors and permitted substitutes or assigns.

(g)

A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

(h)	A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

(i)	The meaning of terms is not limited by specific examples introduced by including, or for example, or similar expressions.

(j)	A reference to conduct includes an omission, statement or undertaking, whether or not in writing.

(k)	A reference to receipt or recovery includes receipt or recovery in money or other assets.

(l)

A reference to an asset includes any real or personal, present or future, tangible or intangible property or asset (including intellectual property) and any right, interest, revenue or benefit in, under or derived from the property or asset.

(m)

A reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

(n)	A reference to reduced includes reduced to nil.

(o)	An agreement, representation or warranty by a Subordinated Creditor binds that Subordinated Creditor individually only.

1.3	Document or agreement

A reference to:

(a)	an agreement includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

(b)	a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Deed Poll.

Subordination Deed Poll

1.4	Inconsistency

(a)

This Deed Poll prevails if there is an inconsistency between it and any other document. This includes where a person cannot comply with both or where what is prohibited by one is permitted by the other.

(b)

This Deed Poll amends and is incorporated in the Subordinated Shareholder Loan Agreement. Any Shareholder Debt provided by any Subordinated Creditor to the Borrower after the date of this Deed Poll will be taken to have been provided on the terms in this Deed Poll.

1.5	Accounting Standards

(a)	Any accounting practice or concept relevant to this Deed Poll is to be construed or determined in accordance with the Accounting Standards.

(b)

If any changes after the date of this Deed Poll to Accounting Standards materially alter the calculation of the Interest Cover Ratio, the Borrower and the Subordinated Creditors will negotiate in good faith to agree with each Senior Lender Representative amendments to the Interest Cover Ratio and associated definitions so that they will have an effect comparable to that which the Interest Cover Ratio or related definitions would have had under current Accounting Standards before the adoption of the relevant change or changes to Accounting Standards.

(c)

If the amendments are not agreed within 30 days of the date on which such changes to Accounting Standards take effect (or any longer period agreed between the Borrower and each Senior Lender Representative) then the Borrower will provide any reconciliation statements (audited, where applicable) necessary to enable calculations based on Accounting Standards as they were before those changes and the changes will be ignored for the purposes of this Deed Poll.

1.6	Obligations several

The obligations of each Subordinated Creditor under this Deed Poll are several and no Subordinated Creditor shall be responsible for the obligations of any other Subordinated Creditor.

2.	Subordination

2.1	Deed Poll

(a)

This Deed Poll is executed as a deed poll by the Subordinated Creditors and the Borrower in favour of the Senior Finance Parties from time to time. Each Senior Finance Party has the benefit of and may enforce this Deed Poll even though it is not a party to, or is not in existence at the time of execution and delivery of this Deed Poll, in relation to the Senior Debt to which that Senior Finance Party is entitled and each Senior Debt Document under which that Senior Finance Party has rights, benefits or obligations.

(b)	Each undertaking in this Deed Poll is made in favour of the Senior Finance Parties.

Subordination Deed Poll

(c)

The benefit and obligations of this Deed Poll may be extended to any person (and such shall person shall become a Senior Finance Party) in relation to any other document (and such document shall become a Senior Debt Document), by the Borrower signing and delivering to that Senior Finance Party (or, if applicable, its Senior Lender Representative) a Senior Debt Nomination Letter. The Borrower may only nominate a document as a Senior Debt Document if the scheduled maturity or termination date of any debt provided under that document falls on or before the Final Maturity Date.

(d)

Each Subordinated Creditor irrevocably authorises the Borrower to sign and deliver a Senior Debt Nomination Letter nominating a document as Senior Debt Document, a commitment as a Senior Commitment, a party as a Senior Lender or a party as a Senior Lender Representative, and acknowledges and confirms that the benefit of this Deed Poll will extend to any such party.

2.2	General

The Shareholder Debt is subordinated to the Senior Debt in the manner set out in this Deed Poll. The Borrower shall only use the Shareholder Debt towards funding the Acquisition including the payment of funding costs associated with the Acquisition.

2.3	Shareholder Debt

(a)

Subject to clauses 3 and 4, except for the purpose of allowing interest or other amounts to accrue or be capitalised, no Shareholder Debt will be due and payable or recoverable until the Satisfaction Date.

(b)	Subject to clauses 3 and 4, the Borrower is not obliged to make and shall not make, whether directly or indirectly, any payment of or in reduction of the Shareholder Debt until the Satisfaction Date.

2.4	No Security Interest

Nothing in this Deed Poll creates a Security Interest.

3.	Overall Limit on Enforcement Action and Payment

3.1	Subordinated Creditors

Subject to clause 4, without the prior written consent of each Senior Lender Representative, a Subordinated Creditor shall not:

(a)	(accept payment) unless expressly permitted by clause 3.3, require or accept payment or otherwise allow satisfaction or discharge of any Shareholder Debt;

(b)

(exercise of rights or powers) take any step to accelerate any Shareholder Debt or enforce or exercise any remedy with respect to any Shareholder Debt or any Guarantee or Security Interest held by it (or any person on its behalf) in relation to any Shareholder Debt;

(c)	(Liquidation) in connection with any Shareholder Debt, take any step for the purpose of or towards:

(i)	levying any execution or obtaining any judgment against the Borrower; or

(ii)	the appointment of a Liquidator of the Borrower;

Subordination Deed Poll

(d)	(vote) in connection with any Shareholder Debt, vote in any meeting or other decision making body in relation to, or in any way seek to control or influence, the Liquidation of the Borrower;

(e)	(proof) in connection with any Shareholder Debt, prove or lodge any proof of debt in the Liquidation of the Borrower except as permitted under clause 4;

(f)	(set-off) subject to clause 3.3, exercise any right of set-off, deduction or combination of accounts or similar right or procedure in relation to any Shareholder Debt;

(g)	(subrogation) exercise any right of subrogation or contribution in respect of, or otherwise claim the benefit of, a Senior Debt Document; or

(h)	(enforcement) take any step to enforce a right or claim against the Borrower in respect of any payment to or benefit received by any Senior Lender under this Deed Poll,

until after the Satisfaction Date.

3.2	Borrower

Subject to clause 4, without the prior written consent of each Senior Lender Representative the Borrower shall not:

(a)	(payment) subject to clause 3.3, pay any Shareholder Debt;

(b)	(set-off) subject to clause 3.3, exercise any right of set-off, deduction or combination of accounts or similar right or procedure in relation to any Shareholder Debt;

(c)	(acquisition) acquire, directly or indirectly, any Shareholder Debt, or any interest in, or option over, any Shareholder Debt;

(d)	(compromise) compromise or settle any claim or proceeding in relation to any Shareholder Debt; or

(e)	(action) take or omit to take any action it is obliged to take whereby the ranking and subordination of the Shareholder Debt may be prejudiced or impaired,

until after the Satisfaction Date.

3.3	Permitted payments

(a)	(Interest) The Borrower may pay, and a Subordinated Creditor may require and accept payment of, interest on an Interest Payment Date only:

(i)	if no Event of Default or Potential Event of Default subsists both before and immediately after payment of that amount;

(ii)

to the extent that the Borrower would still comply with an Interest Cover Ratio of 3.75:1 for the Calculation Period ending on that date or, if that date is not a Calculation Date, the next Calculation Date after payment of that amount; and

(iii)	if an internationally recognised rating agency confirms in writing that the Borrower has an investment grade credit rating and that such credit rating would be maintained notwithstanding such payment.

Subordination Deed Poll

(b)

(Payment out of proceeds of share issue) The Borrower may pay any Shareholder Debt out of any money received by it in respect of partnership capital contributions after the date of the Subordinated Shareholder Loan Agreement.

(c)	(Prepayment of Shareholder Debt) The Borrower may prepay the Shareholder Debt in full if:

(i)	the court makes a determination not to approve the Scheme (or the Scheme is not otherwise to be implemented);

(ii)	the FOXTEL Group otherwise ceases to have an obligation to complete the Acquisition (other than as result of that completion actually occurring); or

(iii)	the Acquisition has not completed on or before 30 June 2012 or such later date agreed by all the Subordinated Creditors.

4.	Express Permission

Upon Liquidation of the Borrower (and subject to the subordination provisions of this Deed Poll):

(a)	the Shareholder Debt will be due and payable by and recoverable from the Borrower;

(b)	each Subordinated Creditor may prove in the Liquidation of the Borrower and shall prove in the Liquidation of the Borrower if:

(i)	it determines that it will not prove in the Liquidation of the Borrower upon which it must promptly notify each Senior Lender (or its duly appointed representative) of such determination; and

(ii)	it is directed to do so by the Majority Senior Lenders.

Each Subordinated Creditor shall promptly send to each Senior Lender (or its duly appointed representative):

(iii)	a copy of any notice of proof it has given; and

(iv)

unless already provided to that Senior Lender (or its duly appointed representative), a copy of any notice from the liquidator of the Borrower requesting it to prove, vote or exercise any other right in respect of the Liquidation of the Borrower;

(c)

each Subordinated Creditor shall vote and exercise any other right in respect of the Liquidation of the Borrower in relation to the Shareholder Debt at the direction of the Majority Senior Lenders, provided that a Subordinated Creditor is not required to vote or exercise any right in accordance with any such direction if to do so would be likely to have an adverse effect on its right to receive (or the timing for it to receive) a payment or the amount of a payment in respect of the Shareholder Debt (other than to the extent necessary to give effect to the subordination provisions of this deed poll) and, in such circumstances, each Subordinated Creditor may vote and exercise any other right in respect of the Liquidation of the Borrower as it thinks fit in its absolute discretion;

Subordination Deed Poll

(d)	each Subordinated Creditor:

(i)

agrees that the liquidator of the Borrower must pay, and each Subordinated Creditor shall direct that the liquidator of the Borrower does pay, each Senior Lender its Pro-Rata Proportion of any dividend or any other payment in respect of the Shareholder Debt directly to the Senior Lenders for application to the payment of the Senior Debt until the Senior Debt has been paid in full (and thereafter the Senior Lenders must advise the liquidator that no further dividend or any other payment in respect of the Shareholder Debt is required to be paid in accordance with that direction);

(ii)	consents to any Senior Lender producing a copy of this Deed Poll to the liquidator of the Borrower as evidence that the liquidator should make the payment referred to in clause 4(d)(i); and

(iii)	agrees not to object to the liquidator of the Borrower making the payment referred to in clause 4(d)(i).

(e)	clause 5 applies to amounts received or recovered in that Liquidation.

5.	Accounting for Proceeds

5.1	Accounting

If, before the Satisfaction Date, a Subordinated Creditor receives or recovers payment of any Shareholder Debt and that receipt or recovery is not expressly permitted by clause 3, that Subordinated Creditor shall promptly pay to each Senior Lender its Pro-Rata Proportion of an amount equal to the amount received or recovered (or, in the case of an asset other than cash, its value) until the Senior Debt has been paid in full.

5.2	Set-off

If, before the Satisfaction Date, the amount of the Shareholder Debt is reduced by any set-off, deduction or combination of accounts or similar right or procedure, the Subordinated Creditor whose debt was reduced shall promptly pay to each Senior Lenders its Pro-Rata Proportion of an amount equal to the amount by which the Shareholder Debt was so reduced until the Senior Debt has been paid in full.

6.	No Prejudice

The right of the Senior Finance Parties to enforce any provision of this Deed Poll is not affected by:

(a)	any conduct of the Borrower;

(b)	any failure of the Borrower to comply with any term of this Deed Poll, any Senior Debt Document or the Subordinated Shareholder Loan Agreement;

(c)	any knowledge in relation to the Shareholder Debt that Senior Finance Party may have or be charged with;

(d)	any conduct in relation to the enforcement or failure to enforce any Senior Debt Document; or

(e)	the giving of any discharge, amendment, variation, consent or waiver.

Subordination Deed Poll

This clause does not apply to any waiver or consent granted directly to the Borrower or a Subordinated Creditor by a Senior Finance Party.

7.	Amendment

(a)	This Deed Poll may only be amended with the prior written consent of each Senior Lender Representative.

(b)

The Subordinated Shareholder Loan Agreement may not be amended in a manner which would adversely affect (including any amendment which would increase the amount or rate of interest or principal payable under the Subordinated Shareholder Loan Agreement or bring forward the timing for repayment of amounts owing under the Subordinated Shareholder Loan Agreement) any Senior Lender without the prior written consent of each Senior Lender Representative.

(c)

The Subordinated Creditors will provide each Senior Lender (or its duly appointed representative) with not less than 15 Business Days prior written notice of any proposed amendment to this Deed Poll or the Subordinated Shareholder Loan Agreement.

8.	Assignments, Guarantees and Security Interests

8.1	Assignments of or Security Interests over Shareholder Debt

Subject to also complying with clause 8.4, no Subordinated Creditor shall:

(a)	assign or transfer; or

(b)	create or allow to exist a Security Interest over,

any of its interest or rights in or to the Shareholder Debt without the prior written consent of each Senior Lender Representative except:

(c)

to a person who has first executed a deed in form and substance satisfactory to each Senior Lender Representative by which it undertakes to be bound by this Deed Poll as if it were a Subordinated Creditor;

(d)	where an original executed copy of any such deed is provided to each Senior Lender (or its duly appointed representative); and

(e)

in the case of an assignment or transfer, Telstra, News and CMH, or persons who they legally and beneficially own and control (directly or indirectly), either alone or together, are owed at least 60% of the Shareholder Debt.

8.2	Guarantees and Security Interests in respect of Shareholder Debt

(a)	The Borrower shall not create or allow to exist; and

(b)	no Subordinated Creditor shall require the provision of, and if held or provided shall immediately discharge or release,

any Guarantee or Security Interest in respect of any Shareholder Debt.

Subordination Deed Poll

8.3	Assignment by Borrower

The Borrower shall not assign or transfer or create or allow to exist a Security Interest over its rights or obligations under this Deed Poll without the prior written consent of each Senior Lender Representative.

8.4	Rights and Obligations

Without the prior written consent of each other Subordinated Creditor, no Subordinated Creditor may:

(a)	separately enforce or exercise any of its rights in connection with the Shareholder Debt; or

(b)	without limiting paragraph (a):

(i)	demand early repayment of the Facility; or

(ii)

take any action referred to in clause 3.1 other than accepting payment of any amount expressly permitted under clause 3.3 or, subject to this Deed Poll, accepting payment of the Principal Outstanding under the Facility on the Maturity Date; or

(iii)	assign or transfer or create or allow to exist a Security Interest over any of its interest or rights in or to the Shareholder Debt.

9.	Representations and Warranties

9.1	Representations and warranties

Each Subordinated Creditor and the Borrower (in the case of paragraphs (a) to (f) inclusive) makes the following representations and warranties in respect of itself and for the benefit of each Senior Finance Party.

(a)	(Status) It is a corporation validly existing under the laws of its place of jurisdiction specified in this Deed Poll.

(b)

(Power) It has the power to enter into and perform its obligations under this Deed Poll, to carry out the transactions contemplated by this Deed Poll and to carry on its business as now conducted or contemplated.

(c)	(Corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of this Deed Poll, and to carry out the transactions contemplated by this Deed Poll.

(d)

(Documents binding) This Deed Poll is duly executed and delivered by it and is its valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration.

(e)	(Transactions permitted) The execution and performance by it of this Deed Poll and each transaction contemplated under this Deed Poll did not and will not violate a provision of:

(i)	a law or treaty or a judgement, ruling, order or decree of a Government Agency binding on it;

(ii)	its constitution or other constituent documents; or

Subordination Deed Poll

(iii)	any other document or agreement which is binding on it or its assets.

(f)	(Authorisations) Each Authorisation which is required in relation to:

(i)	the execution, delivery and performance by it of this Deed Poll and the transactions contemplated by this Deed Poll; and

(ii)	the validity and enforceability of this Deed Poll,

has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

(g)	(Title) Each Subordinated Creditor is absolutely entitled to the Shareholder Debt free from any Security Interest.

(h)	(Guarantee or Security Interest) Each Subordinated Creditor does not hold (nor does any other person hold on its behalf) any Guarantee or Security Interest in respect of the Shareholder Debt.

9.2	Reliance on representations and warranties

Each Subordinated Creditor and the Borrower acknowledges that the Senior Lenders have entered into (or have otherwise obtained the benefit of) the Senior Debt Documents in reliance on the representations and warranties in this clause.

10.	Waivers, Remedies Cumulative

(a)

No failure to exercise or delay in exercising any right, power or remedy under this Deed Poll operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

(b)	The rights, powers and remedies provided to the Senior Finance Parties in this Deed Poll are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

11.	Severability of Provisions

Any provision of this Deed Poll which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed Poll nor affect the validity or enforceability of that provision in any other jurisdiction.

12.	Survival of Obligations

Each representation or warranty in this Deed Poll survives the execution and delivery of the Senior Debt Documents and the provision of financial accommodation.

Subordination Deed Poll

13.	Acknowledgement by Borrower and Subordinated Creditor

Each of the Borrower and each Subordinated Creditor confirms that:

(a)

it has not entered into this Deed Poll in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of any Senior Finance Party or any Related Body Corporate of any Senior Finance Party (including any advice, warranty, representation or undertaking); and

(b)	neither a Senior Finance Party nor any Related Body Corporate of a Senior Finance Party is obliged to do anything (including disclose anything or give advice),

except as expressly set out in the Senior Debt Documents.

14.	Notices

All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to a Senior Debt Document:

(a)	must be in writing signed by an authorised officer of the sender; and

(b)

will be conclusively taken to be given or made when delivered, received or left at the address or fax number of the recipient shown in the schedule or a Senior Debt Document or to any other address or fax number which it may have notified the sender but, if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4pm (local time), it will be conclusively taken to have been given or made at the commencement of business on the next day on which business is generally carried on in that place.

15.	Governing Law and Jurisdiction

This Deed Poll is governed by the laws of New South Wales. Each Subordinated Creditor and the Borrower submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

16.	Counterparts

This Deed Poll may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

17.	Termination

The parties’ obligations under this Deed Poll shall terminate on the Satisfaction Date except as provided in the other provisions of this Deed Poll and any accrued rights and remedies of a party are not affected on the termination of this Deed Poll.

Subordination Deed Poll

Schedule Notice Details
Telstra
Telstra Corporation Limited

Address:	Level 41, Telstra Centre, 242 Exhibition Street, Melbourne, Victoria, 3000
Fax number:	+613 9632 3215
Email:	companysecretary@team.telstra.com
Attention:	Company Secretary
News
News Australia Pty Limited

Address:	2 Holt Street, Surry Hills, New South Wales, 2000
Fax number:	+612 9288 3291
Email:	sintona@newsltd.com.au
Attention:	Alastair Sinton
CMH
Consolidated Media Holdings Limited

Address:	Level 2, 54 Park Street, Sydney, New South Wales, 2000
Fax number:	(02) 9282 8828
Email:	llane@cmh.com.au
Attention:	Company Secretary
The Borrower
FOXTEL Management Pty Limited

Address:	5 Thomas Holt Drive, North Ryde, New South Wales, 2113
Fax number:	(02) 9813 7606
Email:	Peter.Tonagh@foxtel.com.au
Attention:	Chief Operating Officer

Subordination Deed Poll

Annexure

Form of Senior Debt Nomination Letter

To: [Senior Lender]/[Senior Lender Representative]

Date: [*]

Dear Sirs

Senior Debt Nomination Letter – Subordination Deed Poll dated [*] given by Telstra Corporation Limited, News Australia Pty Limited, Consolidated Media Holdings Limited and FOXTEL Management Pty Limited (the Subordination Deed Poll) in favour of the Senior Finance Parties

Terms defined in the Subordination Deed Poll have the same meaning when used in this letter. This is a Senior Debt Nomination Letter for the purposes of the Subordination Deed Poll.

We nominate:

(a)	the following person[/s] as a Senior Lender for the purposes of the Subordination Deed Poll:

[*]

(b)	the following person as a Senior Lender Representative for the purposes of the Subordination Deed Poll:

[*]

(c)	the following document[/s] as Senior Debt Document[/s] for the purposes of the Subordination Deed Poll:

[*]; and

(d)	the following as [a Senior Commitment]/ [Senior Commitments] for the purposes of the Subordination Deed Poll:

[*].

This letter is governed by the laws of New South Wales.

For and on behalf of:

FOXTEL Management Pty Limited

Subordination Deed Poll

Executed and delivered as a Deed Poll

Each attorney executing this Deed Poll states that he or she has no notice of revocation or suspension of his or her power of attorney.

The Subordinated Creditors

Signed Sealed and Delivered for Telstra

Corporation Limited by its attorneys in the

presence of:

Witness Signature	Attorney Signature

Print Name	Print Name

Attorney Signature

Print Name

Signed Sealed and Delivered for News

Australia Pty Limited by its attorney in the

presence of:

Witness Signature	Attorney Signature

Print Name	Print Name

Subordination Deed Poll

Executed as a deed in accordance with

section 127 of the Corporations Act 2001 by

Consolidated Media Holdings Limited:

Director Signature	Director/Secretary Signature

Print Name	Print Name

The Borrower

Executed as a deed in accordance with

section 127 of the Corporations Act 2001 by

FOXTEL Management Pty Limited:

Director Signature	Director/Secretary Signature

Print Name	Print Name

EXHIBIT B

Senior Debt Nomination Letter

[Attached]

Senior Debt Nomination Letter

To:

Each holder under the note and guarantee agreement dated 24 September 2009 between, among others, Foxtel Management Pty Limited (ACN 068 671 938), Sky Cable Pty Limited (ABN 14 069 799 640) and Telstra Media Pty Limited (ABN 72 069 279 027) (the Note and Guarantee Agreement)

Date: 10 April 2012

Dear Sirs

Senior Debt Nomination Letter – Subordination Deed Poll dated 10 April 2012 given by Telstra Corporation Limited, News Australia Pty Limited, Consolidated Media Holdings Limited and FOXTEL Management Pty Limited (the Subordination Deed Poll) in favour of the Senior Finance Parties

Terms defined in the Subordination Deed Poll have the same meaning when used in this letter. This is a Senior Debt Nomination Letter for the purposes of the Subordination Deed Poll.

We nominate:

(a)	the following persons as a Senior Lender for the purposes of the Subordination Deed Poll: Each holder under the Note and Guarantee Agreement from time to time (the Holders)

(b)	the following person as a Senior Lender Representative for the purposes of the Subordination Deed Poll:

The Required Holders (as that term is defined in the Note and Guarantee Agreement) except that, in relation to any matter that requires the consent of all Holders under the Note and Guarantee Agreement, each Holder will be a Senior Lender Representative; and

(c)	the following documents as Senior Debt Documents for the purposes of the Subordination Deed Poll:

•	the Note and Guarantee Agreement;

•	the Notes (as defined in the Note and Guarantee Agreement); and

•	each Member Guarantee (as defined in the Note and Guarantee Agreement).

This letter is governed by the laws of New South Wales.

For and on behalf of:

/s/ Peter Tonagh
FOXTEL Management Pty Limited

EXHIBIT C

Opinion Letter of Allens Arthur Robinson

[Attached]

24 April 2012

Each holder under the Note and Guarantee Agreement (as defined below) and their substitutes and assigns Confidential

ABN 47 702 595 758

Level 28

Deutsche Bank Place

Corner Hunter and Phillip Streets

Sydney NSW 2000

Australia

T +61 2 9230 4000

F +61 2 9230 5333

Correspondence

GPO Box 50

Sydney NSW 2001

Australia

DX 105 Sydney

www.aar.com.au

Dear Sirs

Subordination Deed Poll

We have been retained to act for FOXTEL Management Pty Limited (ACN 068 671 938) (FOXTEL) in connection the Subordination Deed Poll dated 10 April 2012 given by each Relevant Company (the Subordination Deed Poll).

Definitions in the Subordination Deed Poll apply in this opinion, but:

Authorisation means:

(a)	any consent, registration, filing, agreement, notice of non-objection, notarisation, certificate, licence, approval, permit, authority or exemption; or

(b)

in relation to anything which a Government Agency may prohibit or restrict within a specific period, the expiry of that period without intervention or action or notice of intended intervention or action.

Documents means the documents listed in paragraphs 1(a) and 1(b);

Government Agency means any government or any governmental, semi governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

Note and Guarantee Agreement means the agreement so entitled, dated 24 September 2009 between, among others, FOXTEL, Sky Cable Pty Limited (ABN 14 069 799 640) and Telstra Media Pty Limited (ABN 72 069 279 027) (as amened by Amendment No. 1 and Amendment No.2 and as further amended, modified, waived or supplemented from time to time);

Relevant Company means each of:

(a)	FOXTEL;

(b)	Telstra Corporation Limited (ACN 051 775 556);

(c)	News Australia Pty Limited (ACN 007 910 330); and

(d)	Consolidated Media Holdings Limited (ACN 009 071 167).

Relevant Jurisdiction means the Commonwealth of Australia and New South Wales.

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No assumption or qualification in this opinion limits any other assumption or qualification in it.

1.	Documents

We have examined the following documents:

(a)	an executed copy of the Subordination Deed Poll;

(b)	an executed copy of a Senior Debt Nomination Letter dated 10 April 2012;

(c)	copies of the constitution of each Relevant Company; and

(d)	copies of executed powers of attorney in connection with the execution of the Documents by the Relevant Companies.

2.	Assumptions

Our opinion is based on the following assumptions.

(a)	All dates, signatures, seals and duty markings are authentic.

(b)	If we have reviewed a copy of a document, it is a correct and complete copy of the original.

(c)	No Document has been amended, released or terminated.

(d)	Each power of attorney referred to in paragraph 1(d) above has not been amended or revoked.

(e)

Each Relevant Company is solvent and enters the Documents to which it is party and carries out the transactions contemplated in the Documents to which it is party for its benefit and for the purposes of its business.

(f)

No person has engaged or will engage in unconscionable, misleading or deceptive conduct (by act or omission). No person has engaged or will engage in any other conduct, and there are no facts or circumstances not evident from the face of the documents listed in paragraph 1 above, that might make any part of this opinion incorrect.

(g)

Insofar as any obligation under the Documents is to be performed in any jurisdiction other than a Relevant Jurisdiction, its performance will not be illegal or unenforceable under the law of that jurisdiction.

3.	Qualifications

Our opinion is subject to the following qualifications.

(a)	We express no opinion as to any laws other than the laws of each Relevant Jurisdiction as in force at the date of this opinion.

(b)

A statement that an obligation is ‘binding’ or ‘enforceable’ means that the obligation is of a type and form that courts of the Relevant Jurisdictions will generally enforce. It does not mean that the obligation can be enforced in all circumstances. For example:

(i)	equitable remedies, such as injunction and specific performance, are discretionary;

(ii)	enforceability may be affected by laws relating to insolvency or other laws that affect creditors’ rights generally; and

(iii)

enforceability may be affected by general law doctrines or statutory relief in relation to matters such as fraud, misrepresentation, mistake, duress, unconscionable conduct, frustration, estoppel, waiver, lapse of time, penalties, courts retaining their ability to adjudicate, public policy or illegality.

(c)	We have relied on a searches of public records of the Australian Securities and Investments Commission on 10 April 2012 - the records disclosed by those searches may not be complete or up to date.

(d)	We have relied on the assumptions specified in section 129 of the Corporations Act 2001 and note that you may do so unless you knew or suspected that the assumption was incorrect.

(e)

Insofar as our opinions in paragraph 4 relate to the performance of the Documents, they relate to the performance of the transactions effected by the Documents as contemplated by the Documents. In particular, they do not extend to the performance of obligations under other documents referred to in the Documents or the conduct of business generally.

(f)	A judgment by a court may be given in some cases only in Australian dollars.

(g)

There is a prohibition on, or in some cases the specific prior approval of the Department of Foreign Affairs and Trade or the Minister for Foreign Affairs must be obtained for, certain payments or other dealings connected with parties identified with terrorism, or to whom United Nations or autonomous Australian sanctions apply.

4.	Opinion

Based on the assumptions and subject to the qualifications set out above we are of the following opinion.

(a)	Each Relevant Company is incorporated and existing in Australia and is capable of suing and being sued in its own name.

(b)	Each Relevant Company has the corporate power to enter into and perform its obligations under the Documents to which it is party.

(c)	The execution, delivery and performance by each Relevant Company of the Documents to which it is a party did not and will not violate in any respect any existing provision of:

(i)	any law of any Relevant Jurisdiction; or

(ii)	its constitution.

(d)	Each Relevant Company has duly executed the Documents to which it is a party in accordance with the laws of each Relevant Jurisdiction.

(e)	Each Document constitutes binding obligations of each Relevant Company which is party to it enforceable in competent courts of the Relevant Jurisdictions.

(f)

No other Authorisations now obtainable under the laws of any Relevant Jurisdiction are required for the execution by any Relevant Company of the Documents or for the validity or enforceability of the Documents to which it is party against it.

(g)	It is not necessary under the laws of any Relevant Jurisdiction to file, register or record any Document.

(h)	No stamp duty or other documentary tax is payable on the Documents or in respect of any transaction effected by the Documents, other than any nominal duty.

(i)	Neither any Relevant Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from legal process under the laws of any Relevant Jurisdiction.

(j)

It is not necessary that any Senior Lender should be licensed, qualified or otherwise entitled to carry on business under the laws of any Relevant Jurisdiction in order to enforce its rights under the Documents.

This opinion is addressed to you for your sole benefit. It is not to be relied on by any other person or for any other purpose other than subsequent holders of the Notes and the National Association of Insurance Commissioners. It is not to be quoted or referred to in any public document or filed with or disclosed to any Government Agency or other person other than:

(a)	to the extent required by law or an official directive;

(b)	in connection with any litigation relating to the Documents or this opinion;

(c)	the National Association of Insurance Commissioners; or

(d)	with our consent, which we will not withhold unreasonably.

Anyone relying on this opinion agrees that this opinion and all matters (including any liability) arising in any way from it are to be governed by the law of New South Wales and will be subject to the exclusive jurisdiction of New South Wales courts.

Yours faithfully

/s/ Allens Arthur Robinson
Allens Arthur Robinson
Alan Maxton
Partner